SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2003

GRIC COMMUNICATIONS, INC.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27871	77-0368092
(Commission File Number)	(IRS Employer Identification No.)

1421 McCarthy Blvd., Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 955-1920
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Item 7: Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Exhibit Title
99.01	Press Release dated April 24, 2003, announcing the Registrant’s financial results for the quarter ended March 31, 2003.*

99.02	Script of Registrant’s publicly available investor and analyst conference call on April 24, 2003, presenting the Registrant’s financial results for the quarter ended March 31, 2003.*

*  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9: Regulation FD Disclosure (Information Furnished Under Item 12 – Results of Operations and Financial Condition).

The information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release Nos. 33-8176 and 33-8216. The information in this report and the exhibits attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

On April 24, 2003, GRIC Communications, Inc., a Delaware corporation, issued a press release announcing its financial results for the quarter ended March 31, 2003, a copy of which is furnished as Exhibit 99.01 to this report.  Also on April 24, 2003, GRIC presented its financial results for the quarter ended March 31, 2003 in a conference call with investors and analysts.  The conference call was pre-announced and was available to the public through live teleconference and webcast.  A copy of the script for this conference call is furnished as Exhibit 99.02 to this report.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIC COMMUNICATIONS, INC.

Date: April 30, 2003	By:	/s/ David L. Teichmann
David L. Teichmann, Senior Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit Title
99.01	Press Release dated April 24, 2003, announcing the Registrant’s financial results for the quarter ended March 31, 2003.*

99.02	Script of Registrant’s publicly available investor and analyst conference call on April 24, 2003, presenting the Registrant’s financial results for the quarter ended March 31, 2003.*

* This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.